John Hancock Trust
Supplement dated December 5, 2008 to the current
Prospectus dated May 1, 2008

The Money Market Trust and the Money Market Trust B (each a “Money Market Fund,” and collectively, the “Money Market Funds”) currently participate in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The Program was originally schedule to terminate on December 18, 2008. However, the Treasury announced on November 24, 2008 that the Program was extended through April 30, 2009. On December 3, 2008 the Board of Trustees of the Trust voted to continue to participate in the Program as extended through April 30, 2009 (the “Extended Program”). Other than extending the Program’s expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

As discussed below, the Extended Program only covers the amount a shareholder held in a Money Market Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less.

The cost for each Money Market Fund to participate in both the Program and the Extended Program is 0.025% of the net asset value of the Fund (as of September 19, 2008) (0.01% for the Program and 0.015% for the Extended Program) and this cost will be borne by all shareholders of the Fund including those that are not covered under the Extended Program. However, all shareholders will benefit from the Extended Program to the extent that the Extended Program helps to stabilize the Money Market Fund by discouraging shareholders from withdrawing their assets from the Money Market Fund.

Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share in the case of the Money Market Trust B and $10.00 per share in the case of the Money Market Trust. Subject to certain conditions, shares held by investors in each of the Money Market Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the Fund “breaks the buck” (i.e., market-based net asset value per share is less than $0.995 in the case of the Money Market Trust B and $9.95 in the case of the Money Market Trust (a “Guarantee Event”) during the term of the Extended Program and the Guarantee Event is not cured. In order to qualify for the protection, the Money Market Fund must liquidate within 30 days of the Guarantee Event unless the Treasury permits a longer time period.

The Extended Program only covers the amount a shareholder held in a Money Market Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. Accordingly, shares of a Money Market Fund acquired by shareholders after September 19, 2008 that represent an increase over the amount of Fund shares held on September 19, 2008 are not eligible for protection under the Extended Program. The account of a shareholder invested in a Money Market Fund since September 19, 2008 would receive an amount for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of the Money Market Trust B abd $10 per share in the case of the Money Market Trust if a Guarantee Event occurs. The Extended Program is subject to an overall limit of $50 billion for all money market funds participating in the Extended Program and payments under the Extended Program are dependent on the availability of assets in the Extended Program at the time a request for payment is made.

Although the Secretary of the Treasury may extend the Extended Program beyond April 30, 2009 through the close of business on September 18, 2009, no public announcement of any such extension has been made. If the Extended Program is extended, each Money Market Fund will consider whether to continue to participate. A Money Market Fund will bear any additional cost to participate in any extension of the Extended Program.

The effect of the cost of the Program and the Extended Program is reflected in the following tables, which replace the information in the section of the Prospectus titled “Fund Annual Expenses” for the Money Market Funds.

Money Market Trust

	Distribution		Trust	Contractual	Net Fund
Management	and service	Other	Operating	Expense	Operating
Fee	(12b-1) fee	Expenses (4)	Expenses	Reimbursement	Expenses

Series NAV
0.48%	0.00%	0.05%	0.53%	0.01%	0.52%
Series I
0.48%	0.05%	0.05%	0.58%	0.01%	0.57%
Series II
0.48%	0.25%	0.05%	0.78%	0.01%	0.77%

Money Market Trust B (1)

					Extraordinary
					Expenses Not
					Subject to the
	Distribution		Trust	Contractual	Contractual	Net Fund
Management	and service	Other	Operating	Expense	Expense	Operating
Fee	(12b-1) fee	Expenses	Expenses	Reimbursement	Reimbursement(2)	Expenses
0.50%	0.00%	0.01%	0.51%	0.23%	0.02%	0.30%

(1) The Money Market Trust B is sold only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, the Fund is subject to the following expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC, the Fund’s investment adviser (the “Adviser”): the Adviser has agreed to waive its advisory fee (or, if necessary reimburse expenses of the Fund) in an amount so that the rate of the Fund’s Operating Expenses does not exceed its “Net Operating Expenses” as listed in the table above. The Fund’s “Total Operating Expenses” includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to the Fund will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(2) Extraordinary Expenses consists of the fee for the Program and the Extended Program.

The “Example of Expenses” for the Money Market Trust and the Money Market Trust B is amended and restated as follows:

Fund/Class	Year 1	Year 3	Year 5	Year 10
Money Market Trust
Series NAV	$53	$169	$295	$664
Series I	$58	$185	$323	$725
Series II	$79	$248	$432	$965

Money Market Trust B
Series NAV	$31	$147	$273	$643